UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): August 20, 2013

                          SYNERGY RESOURCES CORPORATION
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)

          Colorado                    001-35245                20-2835920
 --------------------------       ------------------         -----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
           ----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of the Company's shareholders was held on August 20, 2013. At the meeting the following persons were elected as directors for the upcoming year:

  Name                              Votes For         Votes Withheld

      Edward Holloway              42,560,089          6,046,198
      William E. Scaff, Jr.        42,523,961          6,082,326
      Rick A. Wilber               39,511,497          9,094,790
      Raymond E. McElhaney         34,238,593         14,367,694
      Bill M. Conrad               34,238,593         14,367,694
      George Seward                36,254,704         12,351,583
      R.W. Noffsinger, III         47,400,024          1,206,263

     At the meeting the following proposals were ratified by the shareholders.

     (1) To approve an amendment to the Company's Articles of Incorporation to provide that the presence of one-third of the votes to be cast on any matter by a voting group constitutes a quorum of that voting group for action on the matter;

     (2) To approve an amendment to the Company's Non-Qualified Stock Option Plan such that the shares of common stock that may be issued upon the exercise of options granted pursuant to the Plan will be increased from 2,000,000 shares to 5,000,000 shares;

     (3) To approve the issuance of shares of the Company's common stock to George Seward for his assistance in helping the Company acquire oil and gas leases; and

     (4) To ratify the appointment of EKS&H LLLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2013.

                                             Votes            Broker
                   -----------------------------------
    Proposal       For          Against        Abstain      Non-Votes

      1.        39,113,340    9,179,914        313,033      9,715,898

      2.        39,951,887    8,317,355        337,045      9,715,898

      3.        40,544,957    6,945,157      1,116,173      9,715,898

      4.        58,088,237       75,106        158,842             --

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 2013

                                 SYNERGY RESOURCES CORPORATION



                                 By: /s/ Frank L. Jennings
                                     ------------------------------------------
                                     Frank L. Jennings, Principal Financial
                                     Officer